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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 1, 2005



                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)

           001-13255                                        43-1781797
           ---------                                        ----------
           (COMMISSION                                      (IRS EMPLOYER
           FILE NUMBER)                                     IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
---------------------------------------------------------------     ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01.  REGULATION FD DISCLOSURE

         On September 1, 2005, Solutia Inc. ("Solutia") issued a press release announcing that Astaris, a 50/50 joint venture between Solutia and FMC Corporation, signed an Asset Purchase Agreement for the sale of substantially all of Astaris' assets to Israel Chemicals Limited. A copy of the press release is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

Exhibit Number             Description
--------------             -----------

         10.1 September 1, 2005 Press Release announcing that Astaris, a 50/50 joint venture between Solutia and FMC Corporation, signed an Asset Purchase Agreement for the sale of substantially all of Astaris' assets to Israel Chemicals Limited.





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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                            SOLUTIA INC.
                                            ---------------------------------
                                            (Registrant)

                                            /s/ Rosemary L. Klein
                                            ---------------------
                                            Senior Vice President, General
                                            Counsel and Secretary

DATE: SEPTEMBER 1, 2005